                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                  Engage, Inc.
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

================================================================================

                                 ENGAGE, INC.
                             100 Brickstone Square
                         Andover, Massachusetts 01810
                                (978) 684-3884

               REVISED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held March 29, 2002

   NOTICE IS HEREBY GIVEN that the date of the Annual Meeting of Stockholders (the "Meeting") of Engage, Inc., a Delaware corporation (the "Company"), has been changed from March 15, 2002 to March 29, 2002. The Meeting will be held at the principal executive offices of the Company, 100 Brickstone Square, Andover, Massachusetts 01810 on Friday, March 29, 2002 at 11:00 a.m. This revised notice supercedes in all respects the notice dated February 20, 2002 previously sent to stockholders. This revised notice, as well as the accompanying Proxy Statement Supplement, is also being sent to stockholders to amend and supplement the information contained in the Proxy Statement, dated February 20, 2002, and to withdraw certain proposals contained therein. The Meeting will now be held for the following purposes:

    1. to elect five directors to serve until the next Annual Meeting of Stockholders;
    2. to ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending July 31, 2002; and
    3. to transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors presently has no knowledge of any other business to be transacted at the meeting.

   The record date has not changed, only stockholders of record at the close of business on Thursday, January 31, 2002 will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors,


                                          /s/ Daniel M. Carroll

                                          Daniel M. Carroll, Secretary

Andover, Massachusetts
March 7, 2002

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE ENCLOSED PROXY CARD REPLACES THE PROXY CARD PREVIOUSLY SENT TO YOU. PROXIES GRANTED BY THE PREVIOUS PROXY CARD WILL NOT BE COUNTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES PERSONNALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

ADMISSION TO THE MEETING WILL BE ON A FIRST COME, FIRST SERVED BASIS AND AN ADMISSION TICKET AND PICTURE IDENTIFICATION WILL BE REQUIRED TO ENTER THE MEETING. EACH STOCKHOLDER WILL BE ENTITLED TO BRING A GUEST TO THE MEETING.

FOR STOCKHOLDERS OF RECORD, AN ADMISSION TICKET IS ATTACHED TO THE PROXY CARD SENT WITH THIS NOTICE AND PROXY STATEMENT. STOCKHOLDERS HOLDING STOCK IN BANK OR BROKERAGE ACCOUNTS CAN OBTAIN AN ADMISSION TICKET IN ADVANCE BY SENDING A WRITTEN REQUEST, ALONG WITH PROOF OF OWNERSHIP OF SHARES (SUCH AS A BROKERAGE STATEMENT), TO THE COMPANY AT 100 BRICKSTONE SQUARE, ANDOVER, MASSACHUSETTS 01810 ATTN: GENERAL COUNSEL. AN INDIVIDUAL ARRIVING WITHOUT AN ADMISSION TICKET WILL NOT BE ADMITTED UNLESS IT CAN BE VERIFIED THAT THE INDIVIDUAL IS AN ENGAGE STOCKHOLDER. CAMERAS, CELL PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

                                 ENGAGE, INC.
                             100 Brickstone Square
                         Andover, Massachusetts 01810

                          PROXY STATEMENT SUPPLEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                March 29, 2002

General

   This Proxy Statement Supplement and the Revised Notice of Annual Meeting of Stockholders are being provided and the accompanying proxy is being solicited by the Board of Directors of Engage, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the principal executive offices of the Company, 100 Brickstone Square, Andover, Massachusetts 01810, on Friday, March 29, 2002 at 11:00 a.m. local time, or at any adjournments or postponements of the Meeting. This Proxy Statement Supplement supplements and amends the Proxy Statement, dated February 20, 2002, previously mailed to stockholders (the "Proxy Statement"). This Proxy Statement Supplement and the accompanying proxy card are being mailed on or about March 7, 2002 to all stockholders entitled to notice of and to vote at the Meeting.

   In addition to providing notification of the change of the date of the Meeting, this Proxy Statement Supplement is also being provided to stockholders to (i) provide disclosure concerning a purported class action lawsuit filed on February 26, 2001 against the Company, CMGI, Inc. and the Company's Board of Directors and (ii) amend the Proxy Statement to withdraw Proposals 2, 3, 4 and 5.

   Stockholders are urged to read carefully the Proxy Statement together with this Proxy Statement Supplement.

Change of Meeting Date

   The Meeting date has been changed to allow the Company sufficient time to prepare and mail this Proxy Statement Supplement and to provide stockholders with sufficient time to review this Proxy Statement Supplement and the Proxy Statement and to complete, sign and return the enclosed proxy card. The enclosed proxy card replaces the proxy card previously sent to you. Proxies granted by the previous proxy card will not be counted at the meeting. The record date has not been changed, and only holders of record at the close of business on Thursday, January 31, 2002, are entitled to notice of, and to vote at, the Meeting.

Class Action Lawsuit Filed on February 26, 2002

   On February 26, 2002, a purported class action lawsuit was filed against the Company, CMGI and each member of the Board of Directors of the Company who is nominated for election at the Meeting. This suit alleges that CMGI, as the Company's majority stockholder, has unfairly manipulated the Company to enter into transactions that unfairly favor CMGI and that CMGI and the Company's Board of Directors have breached their fiduciary duties to the Company and its minority stockholders by (i) approving and entering into the secured convertible notes that the Company issued to CMGI in October 2001 (the "Notes") on terms that were "grossly unfair" to the Company and the minority stockholders, (ii) approving and recommending to the Company's stockholders the approval of the proposal in the Proxy Statement relating to the issuance of the Company's Common Stock in connection with conversion of the Notes (Proposal 2) and (iii) approving and recommending to the Company's stockholders the approval of the proposals in the Proxy Statement relating to a potential reverse stock split of the Company's Common Stock in order to avoid delisting of the Company's Common Stock from Nasdaq (Proposals 3, 4 and 5). The suit also alleges that the disclosure in the Proxy Statement with respect to Proposals 2, 3, 4 and 5 was materially misleading and incomplete. The Company and CMGI both believe there is no merit to the complaint.

   The plaintiffs were also seeking an injunction to prevent approval of Proposals 2, 3, 4 and 5 at the Meeting. On February 28, 2002, the Delaware Court of Chancery denied a request by the plaintiffs for a preliminary injunction hearing and denied a request to allow expedited discovery in the lawsuit prior to the Meeting.

Withdrawal of Proposals 2, 3, 4 and 5

   On February 28, 2002, prior to the decision of the Delaware Court of Chancery, CMGI, as the Company's majority stockholder, delivered to the Company a written consent pursuant to Delaware corporate law approving the matters set forth in Proposals 2, 3, 4 and 5. CMGI has issued a public statement that it believes that approval of these matters is in the best interests of the Company and all of its stockholders and that by delivering the written consent it has eliminated the risk of any delay in approval of these matters, which could be detrimental to the Company. The written consent will become effective 20 days following the date on which the Company mails an information statement pursuant to Regulation 14C of the Securities Exchange Act of 1934 to stockholders of record on February 28, 2002. Accordingly, Proposals 2, 3, 4 and 5, as set forth in the Proxy Statement, are hereby withdrawn by the Company and will not be acted upon at the Meeting.

Voting of Shares

   Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. It may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 100 Brickstone Square, Second Floor, Andover, Massachusetts 01810, an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the Meeting and an election given to the Secretary of the Company to vote in person. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted:

   (1) FOR the election of all five directors;

   (2) FOR the ratification of the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending July 31, 2002; and

   (3) in accordance with the judgment of the proxies as to any other matter that may be properly brought before the Meeting or any adjournments or postponements thereof.

THE ENCLOSED PROXY CARD REPLACES THE PROXY CARD PREVIOUSLY SENT TO STOCKHOLDERS AND PROXIES GRANTED ON THE PREVIOUS PROXY CARD WILL NOT BE COUNTED AT THE MEETING.

WHETHER OR NOT YOU HAVE RETURNED THE PROXY CARD PREVIOUSLY SENT TO YOU AND WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH REPLACES THE PREVIOUS PROXY CARD AS SOON AS POSSIBLE.

                                          By Order of the Board of Directors,


                                          /s/ Daniel M. Carroll

                                          Daniel M. Carroll, Secretary

March 7, 2002

                                                                      Appendix A


                                  ENGAGE, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                          To be held on March 29, 2002

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, revoking all prior proxies, hereby appoints Daniel M. Carroll, the Company's Secretary, and Stefan Vounessea and each of them, with full power of substitution, as proxies to represent and vote as designated hereon all shares of stock of Engage, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, March 29, 2002, at 11:00 a.m., Eastern Standard Time, at the principal executive offices of the Company, 100 Brickstone Square, Andover, Massachusetts 01810 and at any adjournment thereof, with respect to the matters set forth on the reverse side hereof.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

                                                                    ------------
                                                                     SEE REVERSE
                                                                    ------------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                      Appendix A


X Please mark votes as in this example.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

1.   To elect the following five Directors for the ensuing year:

Nominees:  Edward A. Bennett, Christopher M. Cuddy, George A. McMillan,
           Peter J. Rice and David S. Wetherell.

____For all nominees             ____Withhold authority to vote for all nominees


--------------------------------------
For all nominees except as noted above

2. To ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ended July 31, 2002.

____For  ____Against       _____Abstain

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT _____

MARK HERE IF YOU PLAN TO ATTEND THE MEETING _____

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. When signing as an executor, administrator, trustee, guardian, or attorney, please give full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

Signature:_______________________  Date:___________________________

Signature:_______________________  Date:___________________________

                                                                      Appendix A


DETACH HERE

                                Admission Ticket

This is your admission ticket for you and a guest to attend the Engage, Inc. Annual Meeting of Stockholders to be held on Friday, March 29, 2002, at 11:00 a.m., Eastern Standard Time, at the principal executive offices of the Company, 100 Brickstone Square, Andover, Massachusetts 01810. Please detach and present this ticket and picture identification for admission to the meeting.

Stockholders and guests must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable.

PLEASE DETACH AND PRESENT THIS TICKET AND PICTURE IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING